EXHIBIT 99.1

First Financial Bancorp Sandler O'Neill & Partners, L.P. East Coast Financial Services Conference November 13, 2007 Nasdaq:FFBC EXHIBIT 99.1

Forward-Looking Statement Disclosure Certain statements that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act (the Act). In addition, certain statements in future filings by First Financial with the Securities and Exchange Commission, in press releases, and in oral and written statements made by or with the approval of First Financial which are not statements of historical fact constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to, projections of revenues, income or loss, earnings or loss per share, the payment or non- payment of dividends, capital structure and other financial items, statements of plans and objectives of First Financial or its management or board of directors, and statements of future economic performance and statements of assumptions underlying such statements. Words such as "believes," "anticipates," "intends," and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to, management's ability to effectively execute its business plan; the strength of the local economies in which operations are conducted; the effects of and changes in policies and laws of regulatory agencies; inflation, interest rates, market and monetary fluctuations; technological changes; mergers and acquisitions; the ability to increase market share and control expenses; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board and the Securities and Exchange Commission; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; and the success of Bancorp at managing the risks involved in the foregoing. Such forward-looking statements speak only as of the date on which such statements are made, and First Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made to reflect the occurrence of unanticipated events.

Claude E. Davis President and CEO First Financial Bancorp

Corporate Overview Ticker - FFBC (Nasdaq) Market Value - $402 million (as of 11/5/07) Total Assets $3.3 billion

Reorganization Recap Consolidate and streamline our company Restructure balance sheet Exit non-strategic and unprofitable businesses and product lines Upgrade infrastructure Focus on expenses and efficiency Recruit and motivate sales teams Focus on clients and sales growth

Strategic Plan - Timeline Yield 6.60% Yield 6.60% Yield 6.90%

Our Strategy

Our Strategy Lines of Business Retail Banking Commercial Banking Wealth Management

Our Strategy Bank Market Strategy Organized into 8 markets Managed locally by experienced local bankers Supported centrally

Dayton / Middletown - OH Butler / Warren County - OH Cincinnati - OH Northern Kentucky Northwest Indiana Northern Ohio North Central Indiana South Central Indiana Our Strategy

Source: SNL Financial

Our Strategy Launching Our New Brand Branding ... it's much more than our Company Name It's a demonstration of what we believe and how we help our clients be more successful. It's how our clients feel about their experience with us. Brand ties our mission statement, values, and our strategic plan together as one company, one team.

Brand Promises We promise to always be looking ahead. We promise to keep things simple. We promise to make doing business with us easy for our clients. We promise to be a leader - to constantly innovate and improve our systems and responsive abilities so as to serve the needs of our clients better. We promise to provide sound financial advice that is client focused. We promise to honor our commitments with integrity, fairness, and impartiality. Our Strategy

Our Strategy Company Goals Top-quartile performance for all stakeholders Sustained and consistent excellence Commitment to growth Effective management of all risks

Goals Target ratios are long-term objectives and approximate top- quartile peer performance.

Credit Quality Credit Quality Within estimated range and stable Highlights the success of the restructured credit organization

Current Credit Management System Market-based Centralized Market level

Credit Quality Remains within a range of acceptability Will continue to actively manage New processes to ensure quality of new loans and manage existing problem credits

Credit Quality Adjustments made to exclude the effects of loan sales

Acquisition Philosophy Primary focus and value creation for the company is organic growth in our key markets Acquisitions can advance market position and accelerate the timing of market share compared to an organic growth only strategy Pricing must be disciplined and favorable compared to the longer-term organic growth only strategy Ohio, Indiana and Kentucky where there is strategic and geographic fit Size and growth potential to help achieve corporate financial targets

J. Franklin Hall Chief Financial Officer

Year-to-date 2007 financial performance Strong commercial growth Strong net interest margin Improved credit quality Decreasing non interest expense Success To Date

Strong commercial growth $238 million in year-over-year commercial loan growth - increase of over 17.5% Profitable growth with disciplined underwriting and pricing - emphasizes full relationship Success To Date

Strong net interest margin 4.07% (YTD-FTE) Improving asset mix shift Full year margin is on plan 3.90% to 3.95% Loan growth is on plan with late start Deposit remains challenging Success To Date

Earning Assets COMMERCIAL COMMERCIAL 631651 REAL ESTATE - CONSTRUCTION 87576 REAL ESTATE - MORTGAGE 1534656 INSTALLMENT 589817 CREDIT CARD 20353 LEASE FINANCING 4305 Commercial Loans Consumer Loans Retail Mortgages Leasing Investments FFBC 0.499 0.1461 0.1992 0.0003 0.1547 2006 Average Yield 6.60% Yield presented is not tax-equivalent. Commercial Loans Consumer Loans Retail Mortgages Leasing Investments FFBC 0.4322 0.1616 0.2296 0.0007 0.1758 September 2007 YTD Average Yield 6.60% Yield 6.92%

Loan Portfolio

Loan Portfolio Strategy

Liability Mix COMMERCIAL COMMERCIAL 631651 REAL ESTATE - CONSTRUCTION 87576 REAL ESTATE - MORTGAGE 1534656 INSTALLMENT 589817 CREDIT CARD 20353 LEASE FINANCING 4305 Non-Interest Bearing Deposits Interest Bearing Deposit Time Deposits Short-term Debt FHLB Advances Trust Preferred FFBC 13.26 40 40.78 2.94 2 1.03 2006 Average Yield 2.90% Non-Interest Bearing Deposits Interest Bearing Deposit Time Deposits Short-term Debt FHLB Advances Trust Preferred FFBC 13.36 39.79 39.54 3 3.32 1 Yield 2.60% September 2007 YTD Average

Deposit Portfolio

Success To Date Non interest income Diversified with improving trends Service charges on deposit accounts year-to-date performance tied to lack of deposit growth Wealth management fees on pace with slow start

Non Interest Income COMMERCIAL COMMERCIAL 631651 REAL ESTATE - CONSTRUCTION 87576 REAL ESTATE - MORTGAGE 1534656 INSTALLMENT 589817 CREDIT CARD 20353 LEASE FINANCING 4305 Trust and I/A fees Total service charges on deposits Gain on mortgage loan sales Bankcard interchange income Other misc income FFBC 0.3277 0.3773 0.0117 0.0858 0.1975 Total non interest income September 2007 YTD = $40.9 million excluding non-operating items.

Success To Date Decreasing non interest expense Lowest core expense levels since 2004 Still room for improvement Excess capacity for planned growth Within estimated range Some additional savings were slower to occur - balanced to mitigate client service risks Identified additional savings to begin in 3Q07 and 4Q07 to compensate for lower revenue growth

Efficiency 2004 Y 2005 Y 2006 Y September YTD 2007 4Q 2007 GAAP 0.6679 0.7369 0.7671 0.6733 Forecast 0.645 Long Term Target = 55 to 60%

Staff Expense

Success To Date Improving credit quality YTD annualized net charge-offs of 0.23% ALLL to nonperforming loans of 212% Nonperforming assets to total assets of 0.51%

Capital Defined within boundaries of the Capital Plan Increase dividend when sustainable Repurchase shares when prudent

Capital 2000 2001 2002 2003 2004 2005 2006 2007 FFBC 987.6 1847.5 1839.7 1230.7 408.6 4166 383 2000 Modified Dutch Tender Offer repurchase of 3,250,000 shares in December 2005 Estimated

2007 - Keys to Success Operating earnings run rate in 4Q that supports a strong 2008 Continued success in commercial lending Begin to show strength in deposit growth Continued credit quality strength Further expense reductions Faster revenue growth

Leverage Points New metropolitan markets - success Sales forces expansion - success Efficiency - in process / performance Loan mix shift to commercial - success / timing Wealth Management - in process / timing Strong capital Funding position - dependent on deposit growth

Questions